UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden hours per response. . 38.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 19, 2006

CHINA UNISTONE ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50980	20-1098541
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 West 13th Street, Suite 7A New York, New York		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(646) 383-4832

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

China Unistone Acquisition Corp. (“China Unistone”) and its wholly-owned subsidiary, Yucheng Technologies Limited (“Yucheng”), an international limited company organized under the laws of the British Virgin Islands (“BVI”), hereby file the attached power point presentation as an exhibit to this Form 8-K as Regulation FD Disclosure material.

Item 9.01.              Financial Statements, Pro Forma Financial Information and Exhibits

(d)           Exhibits:

10.1         Power point presentation dated September 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2006	CHINA UNISTONE ACQUISITION
CORPORATION

	By:	/s/ James Preissler
	Name:	James Preissler
	Title:	Chief Financial Officer and Secretary